UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 2, 2023

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16600 Swingley Ridge Road, Chesterfield, Missouri 63017

(Address of Principal Executive Offices, and Zip Code)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	RGA	New York Stock Exchange
5.75% Fixed-To-Floating Rate Subordinated Debentures due 2056	RZB	New York Stock Exchange
7.125% Fixed-Rate Reset Subordinated Debentures due 2052	RZC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2023, the Board of Directors (the “Board”) of Reinsurance Group of America, Incorporated (the “Company”) announced the appointment of Tony Cheng as Company President. Anna Manning, Company Chief Executive Officer, relinquished the title of President on such date. The Board also announced that Ms. Manning is expected to retire and relinquish the title of Chief Executive Officer on December 31, 2023, at which time the Board plans to appoint Mr. Cheng as Chief Executive Officer. On January 4, 2023, the Board also appointed Mr. Cheng as a director.

Tony Cheng, 48, serves as a member of the Company’s Executive Committee and was previously Executive Vice President, Head of Asia, Australia and EMEA. He joined the Company in 1997 as Chief Actuary of Malaysian Life Reinsurance Group Berhad, the Company’s joint venture with the Life Insurance Association of Malaysia. In 2004, Mr. Cheng was named Chief Executive Officer of the Hong Kong office, responsible for all business activity in Hong Kong and Southeast Asia. In 2011 he was appointed Senior Vice President, Asia, an expanded role incorporating overall management of the Company’s Asia operations. In 2021 Mr. Cheng assumed responsibility for the Company’s Australia and EMEA operations. He will continue to provide executive leadership to EMEA, Asia and Australia while assuming his new responsibilities as President.

Offer Letter

Pursuant to an offer letter between the Company and Mr. Cheng (the “Offer Letter”) he will receive an annual salary of $750,000 as President, which will increase to $950,000 upon his appointment as Chief Executive Officer. He will continue to participate in the Company’s Annual Bonus Plan (“ABP”) and his target bonus will be 150% of his annual salary as President, with potential payouts under this award ranging from zero to $2,250,000. New ABP goals will be established in his role as President. Upon appointment to the role of Chief Executive Officer, the Offer Letter provides that Mr. Cheng’s ABP target will increase to 175% of annual salary. The terms and conditions of the current ABP were previously reported under “Compensation Discussion and Analysis” and “Compensation Tables and Other Matters” in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2022 (together with analogous disclosures in previous proxy statements for the Company’s annual meetings of shareholders, the “Compensation Disclosures”).

The Offer Letter also provides that Mr. Cheng will continue to participate in the Company’s long-term incentive program and his target award grant for 2023 will be $2,062,500, allocated to performance contingent shares (“PCS”), restricted stock units (“RSU”) and stock appreciation rights (“SAR”) in amounts to be determined by the Board’s Human Capital and Compensation Committee. Upon appointment to the role of Chief Executive Officer, the Offer Letter provides that his long-term incentive program target will be $5,700,000. The terms and conditions of prior PCS, RSU and SAR awards were previously reported in the Compensation Disclosures. The Company’s future proxy statements will provide descriptions of any changes to the Company’s ABP, PCS, RSU and SAR awards.

The Offer Letter terminates Mr. Cheng’s employment agreement (the “Employment Agreement”) with a Company affiliate, effective upon his relocation to St. Louis, Missouri pursuant to the terms of the Offer Letter. The Offer Letter also provides that Mr. Cheng’s compensation as Chief Executive Officer is contingent upon Board approval. The foregoing description of Mr. Cheng’s compensation provided in the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the Offer Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated by reference herein.

Directorship

There are no arrangements or understandings between Mr. Cheng and any other person pursuant to which he was appointed as a director. As described above, Mr. Cheng has entered into the Offer Letter, which is incorporated by reference herein. In addition to the compensation described in the Offer Letter, Mr. Cheng is party to the Employment Agreement and as an executive employee of the Company has been granted incentive compensation awards and participates in certain employee health and welfare benefit plans, all as described in the Compensation Disclosures. Mr. Cheng will not receive compensation for serving as a director and is not expected to serve on any committees of the Board.

In connection with his appointment to the Board, Mr. Cheng will enter into a Directors’ Indemnification Agreement with the Company effective January 4, 2023. The form of Directors’ Indemnification Agreement is filed as Exhibit 10.2 to this Current Report and incorporated by reference herein.

Other than as described in this Current Report, the Company is not aware of any transactions, or currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a participant since January 1, 2022, in which the amount involved exceeds $120,000 and in which Mr. Cheng had, or will have, a direct or indirect material interest.

Item 7.01	Regulation FD Disclosure.

In a press release dated January 4, 2023, a copy of which is attached to this Current Report as Exhibit 99.1, and the text of which is incorporated by reference herein, the Company announced the organizational changes described in the first paragraph of this Current Report.

The information in this Item 7.01 and the contents of Exhibit 99.1 will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits. The following documents are filed as exhibits to this report:

10.1	Offer Letter, effective January 3, 2023, between the Company and Tony Cheng.

10.2	Form of Directors’ Indemnification Agreement, incorporated by reference to Exhibit 10.24 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed on February 27, 2018 (File No. 1-11848).

99.1	Press Release, dated January 4, 2023.

EX-104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: January 4, 2023	By:	/s/ Todd C. Larson
Todd C. Larson
Senior Executive Vice President and Chief Financial Officer